UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2025

Solo Brands, Inc.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-40979

Delaware		87-1360865
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

1001 Mustang Dr.
Grapevine,	TX	76051
Address of Principal Executive Offices		Zip Code
(817) 900-2664
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	DTC*	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* As previously reported, effective April 22, 2025, our Class A common stock has been suspended from trading on the New York Stock Exchange (“NYSE”). Our Class A common stock is currently being quoted on the OTC Pink Market under the symbol “DTCB”. Pursuant to our right to a review of the staff of NYSE Regulation’s determination to delist our Class A common stock by a Committee of the Board of Directors of the NYSE, on May 6, 2025, we sent a notice to the NYSE appealing the determination of staff of NYSE Regulation to commence proceedings to delist our Class A common stock from the NYSE. During the appeal period, our Class A common stock remains listed on the NYSE, though trading in the Class A common stock is suspended.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 6, 2025, Solo Brands, Inc. (the “Company”) formally appealed the April 22, 2025 decision of the staff of the New York Stock Exchange (the “NYSE”) Regulation to delist the Company’s Class A common stock from the NYSE. The April 22, 2025 decision related to the NYSE’s determination that the Class A Common Stock was trading at “abnormally low price” levels. On May 29, 2025, the NYSE notified the Company, and publicly announced, that the Company was also not in compliance with Rule 802.01D of the NYSE Listed Company Manual due to a determination that the Company’s average global market capitalization over a consecutive 30 trading day period had fallen below $15,000,000.

There is no need for the Company to submit an additional appeal with respect to the NYSE’s May 29, 2025 decision. During the appeal period, the Class A common stock will remain listed on the NYSE, though trading on the NYSE will continue to be suspended. If the Company is successful in its appeal, NYSE may resume trading of the Class A common stock. There is no guarantee that the Company will be successful in its efforts to resume trading or remain listed on the NYSE.

The Class A Common Stock is currently quoted for trading on the OTC Pink Market. The OTC Pink Market is a significantly more limited market than the NYSE, and quotation on the OTC Pink Market likely results in a less liquid market for existing and potential holders of the Class A Common Stock and could further depress the trading price of the Class A Common Stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”). The Amendment amends the Charter by adding a new Article XIV to provide for the exculpation of officers of the Company to the extent permitted by the General Corporation Law of the State of Delaware. A description of the Amendment is included in the section titled “Proposal 3: Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2025 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.

On May 27, 2025, the Company filed a Certificate of Amendment to the Charter (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which became effective upon filing.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 23, 2025, holders of the Company’s Class A common stock and Class B common stock were entitled to one vote per share held as of the close of business on March 27, 2025. A total of 74,323,579 shares of the Company’s Class A and Class B common stock, voting as a single class, were present in person or represented by proxy at the meeting, representing a quorum. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Definitive Proxy Statement.

Proposal 1 - Election of three Class I directors to serve until the Company’s annual meeting of stockholders to be held in 2028 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
John P. Larson	63,337,692	1,028,125	9,957,762
Andrea K. Tarbox	61,138,324	3,227,493	9,957,762
Elisabeth Vanzura	62,869,621	1,496,196	9,957,762

Proposal 2 - Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
73,295,531	992,326	35,722	—

Proposal 3 – Approval of amendments to the Company’s Amended and Restated Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
60,786,267	3,349,186	35,722	9,957,762

Proposal 4 – Approval of amendments to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Class A common stock and Class B common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-100, as determined by the Company’s Board of Directors in its discretion.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
72,665,085	1,607,242	51,252	—

Proposal 5 was withdrawn as it was not necessary and no vote was taken on the proposal.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Solo Brands, Inc., dated May 27, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solo Brands, Inc.
(Registrant)

Date:	May 29, 2025	By:	/s/ Chris Blevins
Chris Blevins
Interim General Counsel and Secretary